EXHIBIT-99.1
Gabelli October 29th, 2007 Other OTC: NAVZ

Forward Looking Information Information provided and statements contained in the presentation that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 6, 2006. In addition, until the previously announced review by the company of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and period resulting from such review, if any, nor can there be any assurance that additional adjustments to the financial statements of the company will not be identified.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements. Until the company and NFC complete the review of their accounts and the restatement of financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial information contained herein is preliminary and unaudited and has been prepared by management in good faith and based on current company data. It is not a full explanation of the effects of the restatement which will be included in the company's 2005 10-K when filed, and has not been reviewed by the company's independent accountants. When the restatement of the company's prior year financial statements is completed, the unaudited information herein may differ from its restated financial statements. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and financial information for 2005, 2006, and 2007 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. In particular, work continues on the proper accounting for the company's deferred tax assets and the valuation allowances associated therewith. Certain Non-GAAP measures are used throughout this presentation to provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Traditional U.S. and Canada Retail Class 6 - 8 Industry Landscape Class 6 - 8 *Navistar's fiscal year is 11/1-10/31

We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.5 Billion Pro forma Segment Profit Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets Leveraging what we have and what others have built Leveraging what we have and what others have built

Mexico & Export Class 6-7 CE 300 4400 Military Commercial Bus CF and Conventional Class 4/5 Workhorse Cl 3-7 Great Products Summary All new product platforms within the last 5 years ProStarTM

Great Products: MAXXFORCE Engine

INTERNATIONAL DIESEL POWER™

Brand new technologies built for power, reliability, durability and fuel economy



South American Engines

I4 / I6

Complete line of 3L-7L products



MaxxForce™ 5

4.5L V6

June 2007 launch



MaxxForce™ 7 Ford V8

6.4L V8

February & March 2007 launches



MaxxForce™ DT Series 9/10

7.6L / 9.3L

March 2007 launch



MaxxForce™ Big Bore

11L and 13L

Expect launch late 2007

World Wide Engine Shipments(1)

	Quarter-over-Quarter			July Year-to-Date		
Navistar (WW Engine Shipments)	3Q07	3Q06	% Change	FY07	FY06	% Change
Ford - V8	59,923	67,836	(11.7%)	164,931	226,149	(27.1%)
Other OEMs (All Models)	34,627	33,728	2.7%	93,182	101,769	(8.4%)
Engine Shipments to Truck Group	13,718	25,202	(45.6%)	48,903	67,435	(27.5%)
Total Navistar	108,268	126,766	(14.6%)	307,015	395,353	(22.3%)

Key Takeaways:

- 45% market share in mid-size pick up trucks in South America
- 40% market share in heavy-duty diesel pickup/vans
- 33% market share in class 6-7 Truck and School Bus

Note: Market share information is compiled using POLK data combined with company internal reports. Market share has been shown on a calendar year basis and shipment information is based on Navistar's fiscal year-end.

NAVISTAR

7

Unparalleled Driver Satisfaction Unprecedented Uptime Outstanding Aerodynamics Lowest Out Of Motion Cost Superior product with reduced cost structure

Great Products


MaxxForce

MaxxForce™ 11L/13L

Current Navistar big bore consumption is approximately:

11/13L	50%
15L	50%

MaxxForce™ 11L / 13L Engines

- **Industry leading attributes**
  - Fuel economy
  - Weight
  - NVH
- **Imported production start: Dec. 2007**
- **U.S. production start: Summer 2008**
- **FY 2008 goal: ~4,000 engines**
- **FY 2009 goal: 10,000 engines**
- **Significant cost savings versus purchased engines**

9

Growth in non-traditional segments Utilizing what we have and what others have built Non-Traditional Military Export (Mexico and all other countries) Small Bus and Commercial Bus Workhorse (Commercial Chassis and RV's) Class 4/5 LCF Class 5 Conventional Non-Traditional Big Bore Engine New Engine Customers Non-Traditional Big Bore Engine Parts Military and Export Parts Small Bus and Commercial Bus Parts Class 4 and 5 Parts Workhorse Parts

Mexico & Export Increase export market share Military Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 Commercial Bus Industry ranges from 9K - 13K CF and Conventional Class 4/5 Industry ranges from 20K - 30K Industry ranges from 45K - 60K Workhorse Cl 3-7 Industry ranges* from 35K - 45K *Includes Commercial Chassis and RV units Great Products: Growth Expected 2007 Goal - 37K July YTD Actual Shipments Expected 2008 Goal - 40K - 45K UNITS

Network Development + New Products = Growth in Mexico Increase geographic coverage Full implementation of Diamond Standards Sales people skill development Trucks: Class 4-8 Buses: Class 5-8 Midibus Body builder business Hybrid ProStar MaxxForceTM 4 & 6 cylinder applications Buses 4000 Series Delivering profitable growth 20 dealers with more than 85 location 30% increase in dealer locations Share up 5 points since 2000 Mexico - Continued Focus on Growth

New Markets + New Products = Export Growth Russia Australia Grow existing markets Latin America South Africa Middle East Dedicated dealers in all key markets Midibus 9800 replacement MWM integration Mahindra International Today 27% share of NA exports Mostly heavy and severe exports Future Exports from India Grow medium and bus business Export - Continued Focus on Growth

Mahindra International Global Sourcing Leveraging synergies across businesses Engineering Services Now 280-people strong Commercial Growth India and Exports -New full line Class 4-8 in development -New plant for trucks and engines in 2009 -2011 target volume 60,000 units/year (market 400,000 Class 3-8) Current Class 3-5 Vehicles India's first commercial vehicles with electronic common rail diesel engines Compressed Natural Gas Buses New 15-passenger bus JV Three-Legged Strategy

Awarded $623 million Contract for 1,200 Category 1 units in May, 2007 Awarded $8.5 million Contract for 16 Category 2 units in June, 2007 Awarded $414 million Contract for 755 Category 1 units in July, 2007 Awarded $72 million Contract for Parts and service support in September, 2007 Mine Resistant Ambush Vehicles (MRAP) Awarded $509 million Contract for 1,000 Category 1 units in October, 2007 Per Pentagon Officials - 6,500 additional MRAPs to be awarded in December 2007 to suppliers competing for MRAP orders "It's not just a contract. It's a privilege."

Military Growth - Portfolio of Platforms 2005 2006 2007 AFMTV - ANA, Afghanistan Police, Iraq Procurement Iraqi Ministries Commercial Vehicles Support Iraqi Supplement Acquisition - Military Taiwan FMS/Government Contractors/ FTTS MRAP Engine and Parts Future Opportunities MRAP JLTV FMS M915 FMTV Engine Parts Dealer Support & FSRs Partnerships

Parts and Service

Navistar Parts Strategy Parts Group Success Follow truck and engine More propriety parts Double-digit growth Non cyclical World-class cost structure Leveraging what we have and what others have built Leveraging what we have and what others have built Competitive Cost Structure Profitable Growth Great Products

Navistar Parts Strategy

Traditional

Profitable Growth
- Follow Truck and Engine
- Proprietary parts
- World class cost structure
- Double-digit growth

1st Owners
- Leverage ProStar™ and MaxxForce™
- Improved dealer capabilities
- Integrated customer experiences
- Additional national account customers
- Competitiveness through global supply base

Sell to 2nd-4th Owners
- Align products with customer needs (brands, quality, price and terms)
- All-Makes parts programs
- Pull customers into channel

2005		2009
$1.4B Sales	→	$1.9B Sales



ProStar™



Dealer Capabilities

Military Parts



Class 6-8 Parts



Global Distribution



MaxxForce™ Big Bore

Expansionary

Diversify our Parts Business
- Leverage capabilities and assets

Military Parts
- MaxxPro - $72 MM Parts Order
- Mission support for other vehicles
- Local base provisioning
- Capture "Resets"

Global
- Mexico and Export
- MWM International
- Mahindra International

Adjacent Businesses
- Workhorse and UpTime
- Mexico aftermarket stores
- Other opportunities

NAVISTAR

19

Traditional Heavy Duty Aftermarket Share Vertical Integration/Technology Will Keep Customers at Dealers * U.S. and Canada Retail Dollars: estimates based on MacKay and Company research

U.S. and Canada 6-8 Parts Industry Landscape Truck OEMs International Rest of Industry 0.31 0.14 0.55 Truck OEM's Rest of Industry 0.32 0.12 0.56 Traditional parts growth Truck market share New truck products - ProStarTM, Class 6-7, Severe Service, Bus Customer Experience Product Support Engage dealers to grow Grow current and attract new customers National accounts All Makes Program Used Customers Proprietary Parts - MaxxForceTM 2006 U.S. and Canada Wholesale Share 2009 U.S. and Canada Wholesale Share International 11% International 14%

2009 $1.6 B sales (U.S. & Canada) 55-60% 1st Owner Share 10-15% 2nd-4th Owner Share Grow with Navistar Truck and Engine DuraStarTM ProStarTM MaxxForceTM Big Bore Buses 2005 $1.3 B sales (U.S. & Canada) 45-50% 1st Owner Share 5-10% 2nd-4th Owner Share Traditional Business International Customers Strategy Pull versus Push Proprietary Products Customer Solutions Ease and Speed

Grow with Navistar Truck and Engine 2005 $100 MM Sales Limited Military Business Product Support Limited global coverage 2009 $300 MM Sales Future Truck Offerings Strong Military Growth Capture "Resets" Expanded Global Markets Strategy Dedicated Business Units Responsiveness Global Distribution Services and Products Expansionary Business Military and Defense Mexico and Export MWM International Mahindra International Global Business

International Military Business Parts Business Capture Parts Business on International Vehicles Initial MRAP Parts Order - $72 MM Provide parts for other military vehicles Local base provisioning AFMTV (Afghan Family of Medium Tactical Vehicles) Armored Line Haul Tractor JLTV (Joint Light Tactical Vehicles) MRAP International MXT-MVA

Adjacent Businesses Leverage Capabilities and Assets Custom Chassis & RV Mexico Aftermarket Parts Blue Diamond Parts Other Medium Duty Truck opportunities

Great Products - Serve our Customers Deliver the Brand Experience Brand Experience: "All About Uptime" Life Cycle Dealer Capabilities Service Locations Customer Solutions Invest in Customer Experience

Cost: Maximize Our Returns Enterprise Integration Life Cycle Design & Serviceability Remanufacturing Supplier Selection Leverage Production Scale Global Sourcing Distribution Capability Minimal Handling Minimal Handling Minimal Handling Minimal Handling Minimal Handling Minimal Handling Minimal Handling Minimal Handling Minimal Handling Minimal Handling Design

Navistar Parts Business Potential Businesses Parts Sales At Maturity Traditional $2.0 - $2.5 B Expansionary - Global $0.5B - $1B Expansionary - Military $0.5B - $1B Adjacent Opportunities $0.5B - $0.7B Total Opportunity $3.5B - $5.2B